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[TEXT OF ELECTRONIC TRANSMISSION SENT JUNE 11, 1999]

The press release we issued the day after our June 8, 1999 Board Meeting clearly stated "the Board continues to urge RSC's stockholders to reject United Rentals' tender offer."

Nowhere in the release or in any other communication did we say or announce that the board had determined that RSC is for sale.

The article in the Arizona Republic by Ron Day is an interpretation of our press release and not a factual reporting of what we announced. In fact, we are issuing a press release clarifying the remarks of our spokesman. There will be other articles, which will interpret our activities and those parties who may contact us, and I simply ask you to rely on us for the facts.

Stay tuned!